                                                                    EXHIBIT 12.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

                  In connection with the annual report of Brilliance China Automotive Holdings Limited (the "Company") on Form 20-F for the period ending December 31, 2003, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) of the U.S. Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 24, 2004                          By: /s/ Su Qiang
                                                 -------------------------------
                                                 SU Qiang
                                                 Chief Executive Officer

Date: June 24, 2004                          By: /s/ He Tao
                                                 -------------------------------
                                                 HE Tao
                                                 Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Brilliance China Automotive Holdings Limited, and will be retained by Brilliance China Automotive Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.